Exhibit 10.6

GOLDEN GATE INVESTORS, INC.
1795 UNION STREET, 3rd FLOOR
SAN FRANCISCO, CALIFORNIA 94123
TELEPHONE:  (415) 409-8703
FACSIMILE:    (415) 409-8704
E-MAIL: LJCI@PACBELL.NET
LA JOLLA                                                                            www.LJCInvestors.com                                                               SAN FRANCISCO

December 16, 2005

Robert M. Bernstein
Material Technologies, Inc.
11661 San Vicente Boulevard, Suite 707
Los Angeles, California 90049

Re: Warrant Prepayment

Dear Robert:

This letter will set forth our agreement for the prepayment toward future Warrant exercises under the Warrant Agreement dated as of December 16, 2005 by and between Material Technologies, Inc. (“Material”) and Golden Gate Investors, Inc. (“Holder”). Capitalized terms used herein and not otherwise defined herein shall have the definitions set forth in the Convertible Debenture dated December 16, 2005 issued by Material to Holder.

Once the Registration Statement is declared effective by the SEC and Material is able to issue registered Common Stock to Holder, Holder will immediately submit a $2,500 Debenture conversion and related $25,000 Warrant exercise. Within 2 business days of Holder’s receipt of the registered Common Stock from such Debenture conversion and Warrant exercise, Holder shall wire the sum of $50,000 to Material. Such funds shall represent a prepayment towards the future exercise of Warrant Shares under the Warrant Agreement. The timing of the application of the prepaid funds shall be at Holder’s sole discretion. Material shall not be able to prevent Holder from converting the Debenture and shall not be able to prepay the Debenture, regardless of the price of the Stock, in connection with the Debenture conversions associated with the Warrant prepayment.

If this letter correctly reflects our agreement regarding the prepayment by Holder to Material toward Warrant exercises, please acknowledge your agreement by signing below.

Sincerely,

/s/ Travis W. Huff

Travis W. Huff
Portfolio Manager

Material Technologies, Inc.

By: __/s/ Robert M. Bernstein_________________

Title: ___Chief Executive Officer_______________